The Salomon Brothers Fund

Sub-Item 77E (Legal Matters - Investment Company Act Section
19(a) and 34(b))

Registrant incorporates by reference Registrant's Form 8-K
Dated SEPTEMBER 21, 2005 filed on SEPTEMBER 21, 2005.
(Accession No. 0001193125-05-189299)